UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Airgas, Inc.

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Mike Molinini

Chief Operating Officer

Airgas, Inc.

259 North Radnor-Chester Road

Suite 100

Radnor, PA 19087

http://www.airgas.com

July 21, 2010

Dear Valued Customer:

As you may know, Air Products recently revised its tender offer to acquire Airgas. Our Board of Directors, after careful consideration with its independent financial and legal advisors, has unanimously determined to reject Air Products’ revised offer and has recommended that Airgas stockholders not tender their shares into the offer. The press release we issued detailing the reasons for the Board’s decision is attached.

In our Board’s judgment, the new Air Products offer, like Air Products’ previous offers, is grossly inadequate and an extremely opportunistic attempt to cut off the Airgas stockholders’ ability to benefit as the domestic economy continues its recovery.

As evidenced by our first quarter 2011 earnings results, we are seeing improvement across all areas of our business. This supports our view that actions taken and investments made during prior years have created an even stronger company, and even more businesses are choosing Airgas as their supplier. Recent events strengthen the Airgas Board’s conviction that Airgas will generate more value for its stockholders by executing its strategic plan than by pursuing the revised Air Products tender offer.

As always, we remain focused on providing you with the same quality products and services that you have come to expect from Airgas. You are extremely important to us, and I want to assure you that the Air Products hostile takeover attempt has had no impact on what’s most important to us – meeting and exceeding your expectations. We have worked very hard over the last several years to make Airgas the most customer-centric of all the gas and hardgoods suppliers, and we hope our efforts have made a difference for you. We thank you for your business and stand ready to fill all of your requirements.

We will continue to update you with information regarding the Air Products offer that we believe to be important, however, Airgas’ most current materials are also available on our website at www.airgas.com. Of course, should you have any additional questions, please feel free to reach out to your local Airgas representatives.

Thank you for your continued confidence in Airgas.

Sincerely,

Mike Molinini

Chief Operating Officer

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer commenced by Air Products Distribution, Inc., a wholly owned subsidiary of Air Products and Chemicals, Inc., Airgas has filed a solicitation/recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Airgas through the web site maintained by the SEC at http://www.sec.gov. Also, materials related to Air Products’ Unsolicited Proposals are available in the “Investor Information” section of the Company’s website at www.airgas.com, or through the following web address: http://investor.shareholder.com/arg/airgascontent.cfm.

In addition, Airgas has filed a preliminary proxy statement on Schedule 14A with the SEC on July 8, 2010 in connection with the solicitation of proxies for the 2010 annual meeting of Airgas stockholders. Airgas expects to file a definitive proxy statement with the SEC in connection with the solicitation of proxies for the 2010 annual meeting of Airgas stockholders and may file other proxy solicitation material in connection therewith. Any definitive proxy statement will be mailed to stockholders of Airgas. INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Airgas through the web site maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

Airgas and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Airgas’ directors and executive officers in Airgas’ Annual Report on Form 10-K for the year ended March 31, 2010, which was filed with the SEC on May 27, 2010, its proxy statement for the 2009 Annual Meeting, which was filed with the SEC on July 13, 2009 and its preliminary proxy statement for the 2010 Annual Meeting, which was filed with the SEC on July 8, 2010. To the extent holdings of Airgas securities have changed, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

FORWARD-LOOKING STATEMENTS

This communication contains statements that are forward looking. Forward-looking statements include the statements identified as forward-looking in the Company’s press release announcing its quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words “believes,” “may,” “plans,” “will,” “could,” “should,” “estimates,” “continues,” “anticipates,” “intends,” “expects” and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved. Airgas assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in the Company’s press release announcing its quarterly earnings, as well as other factors described in the Company’s reports, including its March 31, 2010 Form 10-K, subsequent Forms 10-Q, and other forms filed by the Company with the Securities and Exchange Commission. The Company notes that forward-looking statements made in connection with a tender offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995. The Company is not waiving any other defenses that may be available under applicable law.